PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $69.6 million new construction of the Sundance at Settler’s Ridge development in Woodbury, MN. This Class A multifamily townhome project consists of 218 units in 23 two-story buildings situated on a 23.2-acre site. In addition to the 23 residential buildings, there will be one clubhouse building consisting of approximately 4,300 square feet. As currently proposed, there will be 230 attached garage spaces in addition to 205 surface parking spaces. In total, there will be 435 parking spaces.

HIT ROLE	The HIT is purchasing $53.5 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Dougherty Mortgage, LLC. The loan will be collateralized with a mortgage loan insured under Section 221(d)(4) of the National Housing Act.

SOCIAL IMPACT	This proposed project will feature 13 different floorplans with a mix of one- bedroom , two-bedroom, and three-bedroom units ranging from 720 to 1,584 square feet. The project will be designed to the National Green Building Standard and based on the building materials, the property will have a high Energy Star rating.

The project is HIT’s 93rd project in Minnesota.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $53.5 Million	Total Development Cost $69.6 Million	218 Units of housing	544,190 Hours of Union Construction Work Generated	$21.1 Million Tax revenue generated	$141.7 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Sundance at Settler’s Ridge - Woodbury, MN

“We are very pleased to be working on another HIT project that shows that investing union pension dollars can create good paying construction jobs while at the same time benefiting the community.”

—	Don Mullin
Executive Secretary, Saint Paul BCTC

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com